Exhibit 4.5

Schedules of Material Differences of Contractual Arrangements of Representative Variable Interest Entities and their Respective Equity Holders

I.
Loan Agreement Schedule

The material differences in the loan agreements by and among the VIE Shareholders and the WFOEs in connection with our contractual arrangements for the representative variable interest entities and their respective equity holders are set forth below.

1.
loan agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”) and Zhejiang Tmall Technology Co., Ltd. (the “WFOE”) on January 10, 2018; the agreement will expire upon (i) 20 years from the effective date of the loan agreement, (ii) upon the expiry of the business term of the WFOE, or (iii) upon the expiry of the business term of Zhejiang Tmall Network Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB10 million, which shall only be used for operation activities approved by the WFOE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business;
2.
loan agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”) and Taobao (China) Software Co., Ltd. (the “WFOE”) on January 4, 2019; the agreement will terminate (i) 20 years from the effective date of the loan agreement on January 4, 2019, (ii) upon the expiry of the business term of the WFOE, or (iii) the expiry of the business term of Zhejiang Taobao Network Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB65,032,517, which shall only be used for operation activities approved by the WFOE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business;
3.
loan agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd., Hangzhou Yunyi Network Technology Co., Ltd. (collectively, the “VIE Shareholder”) and Hangzhou AliCloud Feitian Information Technology Co., Ltd. (the “WFOE”) on April 15, 2024; the agreement will expire (i) 20 years from the effective date of the loan agreement on April 15, 2024, (ii) upon the expiry of the business term of the WFOE, or (iii) upon the expiry of the business term of Alibaba Cloud Computing Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB50,025,013, which shall only be used for operation activities approved by the WFOE; the VIE Shareholders made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business;

4.
loan agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”) and Beijing Youku Technology Co., Ltd. (the “WFOE”) on November 15, 2021; the agreement will expire upon (i) 20 years from the effective date of the loan agreement, (ii) the expiry of the business term of the WFOE, or (iii) the expiry of the business term of Alibaba Culture Entertainment Co, Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB500 million, which shall only be used for operation activities approved by the WFOE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business;
5.
loan agreement entered into by Hangzhou Alibaba Venture Capital Management Co., Ltd. (the “VIE Shareholder”) and Rajax Network Technology (Shanghai) Co., Ltd. (the “WFOE”) on May 8, 2018; the agreement will expire upon (i) 30 days after receipt of debit note from the WFOE, (ii) the bankruptcy liquidation of the VIE Shareholder, (iii) the time when the VIE Shareholder is no longer the shareholder of Shanghai Rajax Information Technology Co., Ltd. (the “VIE”) or its affiliates and it does not work for the WFOE, the VIE or their affiliates, (iv) the time when VIE Shareholder commits or engages in any crime, or (v) the time when foreign investors are allowed to control or solely invest in a company engaging in the business same as the VIE, PRC authorities begin to approve this business and the WFOE determines to exercise the call option under the exclusive call option agreement entered into by the WFOE, the VIE Shareholder and the VIE, whichever is earlier; the aggregate principal amount under the loan agreement is RMB4.17 million, which shall only be used as equity transfer fund for the VIE Shareholder to acquire stakes in the VIE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to sell, transfer, pledge, dispose of or create security interest on its major assets, business or legal or beneficial interest in revenue, and shall not take any actions or omissions that may materially affect the assets, businesses or obligations of the VIE;
6.
loan agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”) and Alibaba (China) Co. Ltd. (the “WFOE”) on April 9, 2020; the agreement will expire upon (i) 20 years from the effective date of the loan agreement, (ii) upon the expiry of the business term of the WFOE, or (iii) upon the expiry of the business term of Hangzhou Ali Venture Capital Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB260 million, which shall only be used for operation activities approved by the WFOE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business;
7.
loan agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”) and Beijing Alibaba Cloud Computing Technology Ltd. (the “WFOE”) on October 18, 2018; the agreement will expire upon (i) 20 years from the effective date of the loan agreement, (ii) upon the expiry of the business term of the WFOE, or (iii) upon the expiry of the business term of Alibaba Cloud Computing (Beijing) Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB18,538,569.29, which shall only be used for operation activities approved by the WFOE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business;
8.
loan agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”) and Yidian Lingxi Information Technology (Guangzhou) Co., Ltd. (the “WFOE”) on November 3, 2023; the agreement will expire upon (i) 20 years from the effective date of the loan agreement, (ii) upon the expiry of the business term of the WFOE, or (iii) upon the expiry of the business term of Guangzhou Lingxi Games Information Technology Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB102,590,000, which shall only be used for uses approved by the WFOE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business;
9.
loan agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”) and Taobao (China) Software Co., Ltd. (the “WFOE”) on August 16, 2018; the agreement will expire upon (i) 20 years from the effective date of the loan agreement, (ii) upon the expiry of the business term of the WFOE, or (iii) upon the expiry of the business term of Hangzhou Alibaba Venture Capital Management Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB50,000,000, which shall only be used for operation activities approved by the WFOE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business;
10.
loan agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”) and Amap Information Technology Co., Ltd. (the “WFOE”) on October 26, 2023; the agreement will expire upon (i) 20 years from the effective date of the loan agreement, (ii) upon the expiry of the business term of the WFOE, or (iii) upon the expiry of the business term of Amap Software Co., Ltd. (the “VIE”), whichever is earlier; the aggregate principal amount under the loan agreement is RMB642,424,242, which shall only be used for uses approved by the WFOE; the VIE Shareholder made representations in the agreement that, among other things, it shall not cause the VIE to borrow from a third party or assume any debt, except for indebtedness of no more than RMB100,000, individually or in aggregate in six consecutive months, arising in the ordinary course of business.
II.
Exclusive Call Option Agreement Schedule

The material differences in the exclusive call option agreements by and among the VIE Shareholders, the VIEs and the WFOEs in connection with our contractual arrangements for the representative variable interest entities and their respective equity holders are set forth below.

1.
exclusive call option agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”), Zhejiang Tmall Technology Co., Ltd. (the “WFOE”) and Zhejiang Tmall Network Co., Ltd. (the “VIE”) on January 10, 2018; the agreement is effective upon signing and becomes null and void when all of the equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);
2.
exclusive call option agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”), Taobao (China) Software Co., Ltd. (the “WFOE”) and Zhejiang Taobao Network Co., Ltd. (the “VIE”) on January 4, 2019; the agreement is effective from January 4, 2019 and becomes null and void when all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);
3.
exclusive call option agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd., Hangzhou Yunyi Network Technology Co., Ltd. (the “VIE Shareholders”), Hangzhou AliCloud Feitian Information Technology Co., Ltd. (the “WFOE”) and Alibaba Cloud Computing Ltd. (the “VIE”) on April 15, 2024; the agreement is effective from April 15, 2024 and becomes null and void when all of the equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);
4.
exclusive call option agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”), Beijing Youku Technology Co., Ltd. (the “WFOE”) and Alibaba Culture Entertainment Co, Ltd. (the “VIE”) on November 15, 2021; the agreement is effective from November 15, 2021 and becomes null and void when all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);
5.
exclusive call option agreement entered into by Hangzhou Alibaba Venture Capital Management Co., Ltd. (the “VIE Shareholder”), Rajax Network Technology (Shanghai) Co., Ltd. (the “WFOE”) and Shanghai Rajax Information Technology Co., Ltd. (the “VIE”) on May 8, 2018; the agreement is effective from May 8, 2018 and becomes null and void when all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);
6.
exclusive call option agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”), Alibaba (China) Co. Ltd. (the “WFOE”) and Hangzhou Ali Venture Capital Co., Ltd. (the “VIE”) on April 9, 2020; the agreement is effective from April 9, 2020 and becomes null and void when all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);
7.
exclusive call option agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”), Beijing Alibaba Cloud Computing Technology Ltd. (the “WFOE”) and Alibaba Cloud Computing (Beijing) Co., Ltd. (the “VIE”) on October 18, 2018; the agreement is effective from October 16, 2018 and becomes null and void when all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);
8.
exclusive call option agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholders”), Yidian Lingxi Information Technology (Guangzhou) Co., Ltd. (the “WFOE”) and Guangzhou Lingxi Games Information Technology Co., Ltd. (the “VIE”) on November 3, 2023; the agreement is effective from November 3, 2023 and becomes null and void when all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);

9.
exclusive call option agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”), Taobao (China) Software Co., Ltd. (the “WFOE”) and Hangzhou Alibaba Venture Capital Management Co., Ltd. (the “VIE”) on August 16, 2018; the agreement is effective from April 27, 2018 and becomes null and void when all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s);
10.
exclusive call option agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”), Amap Information Technology Co., Ltd. (the “WFOE”) and Amap Software Co., Ltd. (the “VIE”) on October 26, 2023; the agreement is effective from October 26, 2023 and becomes null and void when all of equity interests and assets of the VIE have been transferred to the WFOE and/or its designated entity(ies) or individual(s).
III.
Proxy Agreement Schedule

The material differences in the proxy agreements by and among the VIE Shareholders, the VIEs and the WFOEs in connection with our contractual arrangements for the representative variable interest entities and their respective equity holders are set forth below.

1.
proxy agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd., Zhejiang Tmall Technology Co., Ltd. and Zhejiang Tmall Network Co., Ltd. on January 10, 2018; the agreement has a term of 20 years, subject to automatic renewal;
2.
proxy agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd., Taobao (China) Software Co., Ltd. and Zhejiang Taobao Network Co., Ltd. on January 4, 2019; the agreement became effective on January 4, 2019 and has a term of 20 years, subject to automatic renewal;
3.
proxy agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd., Hangzhou Yunyi Network Technology Co., Ltd., Hangzhou AliCloud Feitian Information Technology Co., Ltd. and Alibaba Cloud Computing Ltd. on April 15, 2024; the agreement became effective on April 15, 2024 and has a term of 20 years, subject to automatic renewal;
4.
proxy agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd., Beijing Youku Technology Co., Ltd. and Alibaba Culture Entertainment Co, Ltd. on November 15, 2021; the agreement became effective on November 15, 2021 and has a term of 20 years, subject to automatic renewal;
5.
proxy agreement entered into by Hangzhou Alibaba Venture Capital Management Co., Ltd., Rajax Network Technology (Shanghai) Co., Ltd. and Shanghai Rajax Information Technology Co., Ltd. on May 8, 2018; the agreement became effective on May 8, 2018 and has a term of 20 years, subject to automatic renewal;
6.
proxy agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd., Alibaba (China) Co. Ltd. and Hangzhou Ali Venture Capital Co., Ltd. on April 9, 2020; the agreement became effective on April 9, 2020 and has a term of 20 years, subject to automatic renewal;
7.
proxy agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd., Beijing Alibaba Cloud Computing Technology Ltd. and Alibaba Cloud

Computing (Beijing) Co., Ltd. on October 18, 2018; the agreement became effective on October 18, 2018 and has a term of 20 years, subject to automatic renewal;
8.
proxy agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”), Yidian Lingxi Information Technology (Guangzhou) Co., Ltd. (the “WFOE”) and Guangzhou Lingxi Games Information Technology Co., Ltd. (the “VIE”) on November 3, 2023; the agreement became effective on November 3, 2023 and has a term of 20 years, subject to automatic renewal;
9.
proxy agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”), Taobao (China) Software Co., Ltd. (the “WFOE”) and Hangzhou Alibaba Venture Capital Management Co., Ltd. (the “VIE”) on August 16, 2018; the agreement became effective on April 27, 2018 and has a term of 20 years, subject to automatic renewal;
10.
proxy agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”), Amap Information Technology Co., Ltd. (the “WFOE”) and Amap Software Co., Ltd. (the “VIE”) on October 26, 2023; the agreement became effective on October 26, 2023 and has a term of 20 years, subject to automatic renewal.
IV.
Equity Pledge Agreement Schedule

The material differences in the equity pledge agreements entered into by and among the VIE Shareholders, the VIEs and the WFOEs in connection with our contractual arrangements for the representative variable interest entities and their respective equity holders are set forth below.

1.
equity pledge agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder” and the “pledgor”), Zhejiang Tmall Technology Co., Ltd. (the “WFOE” and the “pledgee”) and Zhejiang Tmall Network Co., Ltd. (the “VIE”) on January 10, 2018, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
2.
equity pledge agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder” and the “pledgor”), Taobao (China) Software Co., Ltd. (the “WFOE” and the “pledgee”) and Zhejiang Taobao Network Co., Ltd. (the “VIE”) on January 4, 2019, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
3.
equity pledge agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder” and the “pledgor”), Hangzhou AliCloud Feitian Information Technology Co., Ltd. (the “WFOE” and the “pledgee”) and Alibaba Cloud Computing Ltd. (the “VIE”) on April 15, 2024, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
4.
equity pledge agreement entered into by Hangzhou Yunyi Network Technology Co., Ltd. (the “VIE Shareholder” and the “pledgor”), Hangzhou AliCloud Feitian Information Technology Co., Ltd. (the “WFOE” and the “pledgee”) and Alibaba Cloud Computing Ltd. (the “VIE”) on April 15, 2024, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
5.
equity pledge agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder” and the “pledgor”), Beijing Youku Technology Co., Ltd. (the “WFOE” and the “pledgee”) and Alibaba Culture

Entertainment Co, Ltd. (the “VIE”) on October 7, 2023, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements; supplementary agreement to Control Agreements entered into by and among Hangzhou Baoxuan Investment Management Co., Ltd., Beijing Youku Technology Co., Ltd. and Alibaba Culture Entertainment Co. Ltd. dated as of October 7, 2023, which stipulates that from October 7, 2023, the aforementioned equity pledge agreement shall replace the equity pledge agreement entered into by and among Hangzhou Baoxuan Investment Management Co., Ltd., Beijing Youku Technology Co., Ltd. and Alibaba Culture Entertainment Co. Ltd. dated as of November 15, 2021.
6.
equity pledge agreement entered into by Hangzhou Alibaba Venture Capital Management Co., Ltd. (the “VIE Shareholder” and the “pledgor”), Rajax Network Technology (Shanghai) Co., Ltd. (the “WFOE” and the “pledgee”) and Shanghai Rajax Information Technology Co., Ltd. (the “VIE”) on May 8, 2018, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
7.
equity pledge agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder” and the “pledgor”), Alibaba (China) Co. Ltd. (the “WFOE” and the “pledgee”) and Hangzhou Ali Venture Capital Co., Ltd. (the “VIE”) on April 9, 2020, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
8.
equity pledge agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder” and the “pledgor”), Beijing Alibaba Cloud Computing Technology Ltd. (the “WFOE” and the “pledgee”) and Alibaba Cloud Computing (Beijing) Co., Ltd. (the “VIE”) on October 18, 2018, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
9.
equity pledge agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”), Yidian Lingxi Information Technology (Guangzhou) Co., Ltd. (the “WFOE”) and Guangzhou Lingxi Games Information Technology Co., Ltd. (the “VIE”) on November 3, 2023, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
10.
equity pledge agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”), Taobao (China) Software Co., Ltd. (the “WFOE”) and Hangzhou Alibaba Venture Capital Management Co., Ltd. (the “VIE”) on August 16, 2018, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements;
11.
equity pledge agreement entered into by Hangzhou Baoxuan Investment Management Co., Ltd. (the “VIE Shareholder”), Amap Information Technology Co., Ltd. (the “WFOE”) and Amap Software Co., Ltd. (the “VIE”) on October 26, 2023, which secures the performance of the obligations of the VIE Shareholder under the contractual arrangements.
V.
Exclusive Services Agreement Schedule

The material differences in the exclusive services agreements by and among the VIEs and the WFOEs in connection with our contractual arrangements for the representative variable interest entities and their respective equity holders are set forth below.

1.
exclusive services agreement entered into by Zhejiang Tmall Technology Co., Ltd. (the “WFOE”) and Zhejiang Tmall Network Co., Ltd. (the “VIE”) on January 10, 2018; the agreement became effective on January 10, 2018 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle;
2.
exclusive services agreement entered into by Taobao (China) Software Co., Ltd. (the “WFOE”) and Zhejiang Taobao Network Co., Ltd. (the “VIE”) on January 4, 2019; the agreement became effective on January 4, 2019 subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle;
3.
exclusive services agreement entered into by Hangzhou AliCloud Feitian Information Technology Co., Ltd. (the “WFOE”) and Alibaba Cloud Computing Ltd. (the “VIE”) on April 15, 2024; the agreement became effective on April 15, 2024 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable according to the period agreed by both parties;
4.
exclusive services agreement entered into by Beijing Youku Technology Co., Ltd. (the “WFOE”) and Alibaba Culture Entertainment Co, Ltd. (the “VIE”) on November 15, 2021; the agreement became effective on November 15, 2021 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle;
5.
exclusive services agreement entered into by Rajax Network Technology (Shanghai) Co., Ltd. (the “WFOE”) and Shanghai Rajax Information Technology Co., Ltd. (the “VIE”) on May 8, 2018; the agreement became effective on May 8, 2018 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle;
6.
exclusive services agreement entered into by Alibaba (China) Co. Ltd. (the “WFOE”) and Hangzhou Ali Venture Capital Co., Ltd. (the “VIE”) on April 9, 2020; the agreement became effective on April 9, 2020 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle;
7.
exclusive services agreement entered into by Hangzhou Zhenxi Investment Management Co., Ltd. (the “VIE Shareholder”) and Beijing Alibaba Cloud Computing Technology Ltd. (the “WFOE”) and Alibaba Cloud Computing (Beijing) Co., Ltd. (the “VIE”) on October 18, 2018 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle;
8.
exclusive services agreement entered into by Yidian Lingxi Information Technology (Guangzhou) Co., Ltd. (the “WFOE”) and Guangzhou Lingxi Games Information Technology Co., Ltd. (the “VIE”) on November 3, 2023 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle;
9.
exclusive services agreement entered into by Taobao (China) Software Co., Ltd. (the “WFOE”) and Hangzhou Alibaba Venture Capital Management Co., Ltd. (the “VIE”) on August 16, 2018 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle;
10.
exclusive services agreement entered into by Amap Information Technology Co., Ltd. (the “WFOE”) and Amap Software Co., Ltd. (the “VIE”) on October 26, 2023 and has a term of 20 years subject to automatic renewal; subject to compliance with mandatory provisions of laws and regulations, the scope of services and the amount of service fees may be determined and adjusted by the WFOE and the VIE based on suggestions made by the WFOE, which shall not be refused by the VIE without reasonable grounds, from time to time; the service fees are payable on an annual basis in principle.